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                                                                    EXHIBIT 23.3



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Baker Hughes Incorporated of our report dated January 17, 1997, except as to Note 7, which is as of February 26, 1997 relating to the financial statements of Wm. S. Barnickel & Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

May 29, 1997